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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------

                        Date of Report (Date of earliest
                        event reported) October 28, 1998

                                 ---------------

                        Iridium World Communications Ltd.
             (Exact name of registrant as specified in its charter)

                 Bermuda             0-22637           52-2025291
             (State or other    (Commission File     (I.R.S. Employer
             jurisdiction of         Number)         Identification
              organization)                              Number)

            Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
                                 (441)295-5950
   (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                 ---------------

                                   Iridium LLC
             (Exact name of registrant as specified in its charter)

                Delaware           0-22637-01          52-1984342
             (State or other    (Commission File    (I.R.S. Employer
             jurisdiction of         Number)         Identification
              organization)                              Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800
   (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                 ---------------


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                              Iridium Operating LLC
             (Exact name of registrant as specified in its charter)

                Delaware           0-22637-02          52-2066319
             (State or other    (Commission File    (I.R.S. Employer
             jurisdiction of         Number)         Identification
              organization)                              Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800
   (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                 ---------------

                           Iridium Capital Corporation
             (Exact name of registrant as specified in its charter)

                Delaware          333-31741-03         52-2048739
             (State or other    (Commission File    (I.R.S. Employer
             jurisdiction of         Number)         Identification
              organization)                              Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                                 Iridium IP LLC
             (Exact name of registrant as specified in its charter)

                Delaware          333-31741-01         52-2048736
             (State or other    (Commission File    (I.R.S. Employer
             jurisdiction of         Number)         Identification
              organization)                              Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                               Iridium Roaming LLC
             (Exact name of registrant as specified in its charter)

                Delaware          333-31741-02         52-2048734
             (State or other    (Commission File     (I.R.S. Employer
             jurisdiction of         Number)         Identification
              organization)                              Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800


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                                 ---------------

                         Iridium Facilities Corporation
             (Exact name of registrant as specified in its charter)

                Delaware          333-44349-04         52-2083969
             (State or other    (Commission File    (I.R.S. Employer
             jurisdiction of         Number)         Identification
              organization)                              Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800



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Item 5.  Other Events

        On October 28, 1998 and November 1, 1998, Iridium LLC issued press releases, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. Many of the statements in the attached press releases are forward looking and actual results may be materially different from those expressed or implied by these statements. Forward looking statements are based on a number of assumptions, and one or more of these assumptions is likely to be incorrect. Examples of forward looking statements include statements concerning; the date of commencement of Iridium World Page Service, pager testing, satellite maintenance launch schedule, the expected progress of improvements and software enhancements, expected operational and software improvements, the transition to commercial service, gateway status, handset and pager production schedules and volumes, handset and pager demand levels, certain licensing and regulatory approvals, the integration of service providers and roaming partners, customer leads and other sales-related data and the expected markets for Iridium services. In particular, many of these statements assume that Iridium will transition smoothly from a development stage company to an operating company. For a description of factors which may cause results for Iridium to be materially different from those expressed or implied by such forward looking statements, consult "Certain Factors Which May Affect Forward Looking Statements" filed as Exhibit 99 to the Annual Report on Form 10-K of Iridium World Communications Ltd. ("IWCL") and Iridium LLC for the fiscal year ended December 31, 1997 and Exhibit 99.1 to the Quarterly Report on Form 10-Q of IWCL and Iridium LLC for the quarter ended June 30, 1998, which are incorporated herein by reference.

        Item 7. Financial Statements, Pro Forma Financial Statements and
Exhibits.

        (c) The following exhibits are filed herewith.

        Exhibit Number                  Description

        99.1                 Press release dated October 28, 1998.

        99.2                 Press release dated November 1, 1998.

        99.3                 Certain Factors Which May Affect Forward Looking
                             Statements: Incorporated by reference to Exhibit 99 to the Annual Report on Form 10-K of Iridium World Communications Ltd. ("IWCL") and Iridium LLC for the fiscal year ended December 31, 1997.

        99.4                 Certain Factors Which May Affect Forward Looking
                             Statements: Incorporated by reference



                                        1

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                             to Exhibit 99.1 to the Quarterly Report on Form
                             10-Q of IWCL and Iridium LLC for the quarter ended June 30, 1998.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          IRIDIUM WORLD COMMUNICATIONS LTD.

                                          By /s/ EDWARD F. STAIANO
                                            ------------------------------------
                                            Name: Edward F. Staiano
                                            Title: Chief Executive Officer

                                          IRIDIUM LLC

                                          By /s/ F. THOMAS TUTTLE
                                            ------------------------------------
                                            Name: F. Thomas Tuttle
                                            Title: Secretary

                                          IRIDIUM OPERATING LLC

                                          By  /s/ F. THOMAS TUTTLE
                                            ------------------------------------
                                            Name: F. Thomas Tuttle
                                            Title: Secretary

                                          IRIDIUM CAPITAL CORPORATION

                                          By /s/ F. THOMAS TUTTLE
                                            ------------------------------------
                                            Name: F. Thomas Tuttle
                                            Title: Secretary

                                          IRIDIUM ROAMING LLC

                                          By /s/ F. THOMAS TUTTLE
                                            ------------------------------------
                                            Name: F. Thomas Tuttle
                                            Title: acting secretary

                                          IRIDIUM IP LLC

                                          By /s/ F. THOMAS TUTTLE
                                            ------------------------------------
                                            Name: F. Thomas Tuttle
                                            Title: acting secretary

                                          IRIDIUM FACILITIES CORPORATION

                                          By /s/ F. THOMAS TUTTLE
                                            ------------------------------------
                                            Name: F. Thomas Tuttle
                                            Title: Secretary

Date:   November 4, 1998



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                                 EXHIBIT INDEX


Exhibit Number              Description

      99.1                  Press release dated October 29, 1998.

      99.2                  Press release dated November 1, 1998.

      99.3                  Certain Factors Which May Affect Forward Looking
                            Statements: Incorporated by reference to Exhibit 99 to the Annual Report on Form 10-K of Iridium World Communications Ltd. ("IWCL") and Iridium LLC for the fiscal year ended December 31, 1997.

      99.4                  Certain Factors Which May Affect Forward Looking
                            Statements: Incorporated by reference to Exhibit
                            99.1 to the Quarterly Report on Form 10-Q of IWCL and Iridium LLC for the quarter ended June 30, 1998.